UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2013 (July 11, 2013)

MYOS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53298	20-8758875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106
Cedar Knolls, New Jersey 07927
 (Address of Principal Executive Offices)

(973) 509-0444
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 11, 2013, MYOS Corporation (the “Company”) issued a press release announcing that it had entered into a supply agreement (the “Agreement”) with Deutsches Institut fur Lebensmitteltechnik e.V. - the German Institute for Food Technologies (“DIL”). Under the terms of the Agreement, DIL will manufacture and supply the Company with the formula for its flagship MYO-X product. In addition, DIL may only manufacture the formula for commercial purposes with the Company’s consent.  The term of the Agreement is two years, and will continue indefinitely until terminated by either party upon three months written notice.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated July 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2013

MYOS CORPORATION

By:	/s/ Peter Levy
Name: Peter Levy
Title: President